Exhibit 10.14

                                AGREEMENT FOR THE
                         PROVISION OF MARKETING SERVICES




THIS AGREEMENT is made the     18 th     day of January 2002 ("Effective Date").

BETWEEN:

VANESSA LAND of 5206 Avenue La Crosse, Lutz, Florida, 33558, USA

AND:

IVP TECHNOLOGY CORPORATION ("IVP") a Nevada Corporation which maintains a business office at 2275 Lakeshore Blvd. West, Suite 401, Toronto, Ontario, Canada M8V 3Y3.

IT IS AGREED AS FOLLOWS:


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1.     RELATIONSHIP OF THE PARTIES
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1.1    In consideration for the provision of Marketing  Services in Europe for a period of one year from the Effective Date of this Agreement, IVP will award VANESSA LAND a total of five million 5,000,000 shares in IVP. The shares will be allocated as detailed below.

1.2 IVP will notify VANESSA LAND of any marketing activities it requires and VANESSA LAND will suggest appropriate activities from time to time.

1.3 Nothing contained in this Agreement shall be construed so as to place the parties in the relationship of partners or as providing for the sharing of profits or losses arising from the efforts of either party, or joint venturers in any form, and neither party shall have the power to bind the other outside the scope of this Agreement.


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2.     PAYMENT AND EXPENSES
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2.1    The  shares  will be awarded to  VANESSA  LAND in their  entirety  on the effective date of this agreement. A share certificate will be issued within 90 days of the effective date of this agreement.

2.2 The second and subsequent years' payment for marketing services will be mutually agreed 30 days prior to the end of the first year of this Agreement.

2.3 Expenses relating to any activities undertaken by VANESSA LAND under this Agreement will be charges at cost on a monthly basis. Travel and accommodation terms will be mutually agreed prior to the activity being undertaken. Expenses will be invoiced and payment due within thirty (30) days of receipt of an invoice.




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3.     TERMINATION
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3.1    This  Agreement  will  renew  automatically  at each  anniversary  of the
       Effective Date unless either party terminates it by giving the other party 30 days written notice prior to any such anniversary.

3.2    Either party may terminate this Agreement in the event that:

       (i) The other party becomes or is declared insolvent, is the subject of any proceedings relating to its liquidation, insolvency or for the appointment of a receiver administrator or similar officer over or in respect of its assets, or compounds or makes an assignment for all, or substantially all, of its creditors, or enters into an agreement for the composition, extension or readjustment of all, or substantially all, of its obligations.

       (ii) The other party commits breach of the terms of this Agreement and does not rectify the breach within a period of 30 days after receipt of written notice of the breach.

3.3 Upon termination or expiry of this Agreement for whatever reason each party shall return to the other any and all documents and any and all other information provided to it by that other party.



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4.     LIMITATION OF LIABILITY.
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4.1    In the event that either  party shall be liable to the other  pursuant to this Agreement for any failure to perform in connection with this Agreement, that party's liability shall be limited as follows:

       (i) All liabilities in contract and tort for direct loss shall be limited to the actual value of the shares paid in the year of the claim; and

       (ii) All liabilities in contract and in tort for incidental, indirect, special or consequential damages including, but not limited to, loss of revenues or profits shall be excluded.

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5.     FORCE MAJEURE.
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5.1    Neither  party shall be liable for any delays or failures in  performance in whole or in part if such delay or non-performance is due to any cause beyond its reasonable control, including but not limited to, delays caused by the other party's failure to perform or delay in performing its obligations under this Agreement, third party delay or non-performance, Act of God, war, insurrection, riot, civil disturbance, rebellion, government regulations, embargoes, explosions, fires, floods, tempest, strikes, lockouts, labour disputes and failures in heating, lighting, air conditioning, hardware, software, telecommunications equipment or public supply of electrical power.




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6.     CONFIDENTIAL INFORMATION
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6.1    Each party may use the information received from the other party pursuant to this Agreement and may provide such information to their respective employees as applicable for their use only in connection with the Agreement.

6.2 Each party agrees that it shall use the same means it uses to protect its own confidential and proprietary information to prevent the disclosure and to protect the confidentiality of both

       (i) written information received from the other party which is marked or identified as "confidential",

       (ii)    written   or   verbal   information   which  is  of  its   nature
               confidential; and

       (ii) oral or visual information identified as confidential at the time of disclosure which is reduced to written form and provided to the other in such written form promptly after such oral or visual disclosure,

                ("INFORMATION").

       The foregoing shall not prevent either party from disclosing Information that is:

       (iii) already known by the recipient party prior to the disclosure thereof with no obligation of confidentiality;

       (iv)    publicly  known  or  becomes   publicly  known  not  due  to  any
               unauthorised act of the recipient party;

       (v)     rightfully received from a third party;

       (vi) independently developed by the recipient party without use of the other party's Information;

       (vii) disclosed without similar restrictions by the party owning the Information to any third party;

       (viii)  approved by the other party for disclosure; or

       (ix) required to be disclosed pursuant to a governmental or legal requirement provided that the disclosing party gives to the other party written notice of such requirement prior to any such disclosure.

6.3 Upon expiration or termination of the Agreement or upon written request of the party providing the Information, the other party shall return all copies of the Information to the providing party or certify in writing that all copies of the Information have been destroyed. Either party may return the Information, or any part of it, to the other party at any time.

6.4 Each party makes no warranty, express or implied, with respect to the Information. Neither party shall be liable to the other or to any other person hereunder for amounts representing loss of profits or loss of business or indirect, consequential or punitive damages of the other party or of such other person in connection with the provision or use of the Information hereunder.

6.5 Nothing contained in this Agreement shall be construed as granting or conferring any rights by licence or otherwise in the Information.



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6.6    Each  party   acknowledges   and  agrees  that  the  Information  is  the
       confidential and/or proprietary and/or trade secret information of the other and the unauthorised use or disclosure of the Information could cause irreparable harm and significant injury to the other party for which that other party would have no adequate remedy at law.

       Therefore each party shall have the right, in addition to any other rights it may have at law or in equity, to seek and obtain immediate injunctive relief in respect of any breach or potential breach of this Agreement by the other.

6.7 The provisions of this Clause 6 shall survive the expiry or termination for whatever reason of this Agreement.



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7.     GENERAL
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7.1    Waiver.

       The delay or failure of either party to exercise any of its rights hereunder shall not constitute or be deemed a waiver or forfeiture of such rights.

7.2    Severability.

       If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, then both parties shall be relieved of all rights and obligations arising under such provision but only to the extent that such provision is invalid, illegal or unenforceable; such provision shall be modified to the extent necessary to make it valid, legal and enforceable whilst preserving the intent of the parties. All other provisions of this Agreement shall be regarded as fully valid and enforceable unless otherwise proved.

7.3    Notices.

       Any notices required to be given under this Agreement shall be delivered by hand or posted by recorded delivery mail to the relevant address described on the front page of this Agreement.

7.4    Headings.
       The clause headings are for reference and convenience only and shall not effect the interpretation of this Agreement.

7.5    Entire Agreement.

       This Agreement and any attachments (i) are the complete and exclusive statement between the parties with respect to the subject matter of this Agreement and except as expressly stated in this Agreement, no conditions, warranties, terms and undertakings, express or implied by operation of law, statute, custom or otherwise are given by either party to the other and, so far as lawful, the same are hereby excluded (ii) supersede all related discussions and other communications between the parties; and (iii) may only be modified in writing by authorised representatives of the parties.

7.6    Binding Nature and Assignment.

       This Agreement shall be binding on the parties their parents, affiliates and subsidiaries and their respective successors and assigns. Neither party may assign this Agreement without the prior written consent of the other.



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7.7    Governing Law.

       This Agreement shall be governed by and interpreted in accordance with the laws of Nevada and shall be subject to the exclusive jurisdiction of the Nevada courts.

IN WITNESS WHEREOF, VANESSA LAND and IVP have each caused this Agreement to be signed and delivered by its duly authorised representative the day and year first above written.



For and on behalf of                        For and on behalf of

Vanessa Land                                IVP Technology Corporation

By:     "Vanessa Land"                      By:         "Brian MacDonald"
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Name:                                       Name:       Brian J. MacDonald
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Title:                                      Title:        President
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Date:     January 18, 2002                  Date:         January 18, 2002
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